Park Towne Place Center City, Philadelphia Park Towne Place, Philadelphia Park Towne Place, Philadelphia BAML Global Real Estate Conference Investor Presentation & Guidance Update September 2018

STRATEGIC OBJECTIVES

Aimco's primary measure of long-term financial performance is Economic Income.
This metric reflects Aimco shareholder value creation as measured by the change in its Net Asset Value plus Cash Dividends paid.

Operational Excellence

Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Free Cash Flow[1]

- Lower resident turnover, 45.4% in 2Q 2018, through careful customer selection and emphasis on measured customer satisfaction
  - Median income of new residents in 2Q 2018 was over $100K for the sixth consecutive quarter
  - Customer satisfaction rating of >4 (out of 5) for over 4 years
  - Residents make a "Good-Neighbor Commitment"
- Produce predictable and growing Free Cash Flow
  - Greater than 4% SS NOI growth, each year, from 2011-2017
  - 2Q 2018 peer leading SS NOI margin of 74%, with 890 bps of margin expansion over the five years ended 2Q18, ~625 bps better than peer average [2]

Redevelopment

Create Value by Repositioning Properties Within the Portfolio and by Constructing New Properties

- Invest up to 3% of GAV annually
- Focus on location quality and excellence of design
- Achieve Free Cash Flow IRRs of ~10% on current projects
- Create lasting value for shareholders
  - For the five years ended 2017, $1B of redevelopment and development spend created ~$400M of value
  - For 2018, Aimco increased its expected Redevelopment spending to $160-200M and expects to further increase this amount in 2019

Portfolio Management

Enhance Rent Growth and Increase Long Term Values Through Portfolio Design

- Employ strategic capital allocation to emphasize land value, location, and submarket selection
- Reduce revenue volatility by:
  - Geographic diversification across 12 primary markets, and
  - Price point diversification ~50% "A" communities and ~50% "B/C+" communities
- YTD paired trade activities have increased expected FCF IRR by 400 bps
- Currently have >$500M of lower rated assets in the market for sale

Balance Sheet

Limit Risk Through Balance Sheet Structure

- Employ low leverage, 35% of LTV[3]
- Finance primarily with non-recourse property debt, 94% of total leverage[4]
- Maintain a pool of unencumbered properties currently valued at $2B, growing to $2.4-2.9B by YE'18
- Following July transactions, significant balance sheet capacity to pursue opportunistic transactions, repurchase stock, and fund accretive redevelopment and development projects
- Maintain investment-grade rating

Team and Culture

Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success.

(1) Free Cash Flow is calculated as net operating income or NOI, less capital replacement spending or CR.
(2) Peer group consists of AVB, CPT, EQR, ESS, MAA and UDR. Data Source: SNL Financial.
(3) Loan-to-value is calculated as the Aimco share of consolidated property debt to the corresponding property value.
(4) Following sales of the Asset Management portfolio and Chestnut Hill Village in July 2018, the $250M term loan and $220M revolver balance were repaid.

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OPERATIONS UPDATE

STRONG 2018 PEAK LEASING SEASON

- May-August blended lease rate growth was 3.5% and Average Daily Occupancy was 96.2%

2018 SAME STORE REVENUE INCREASINGLY CERTAIN

- Remaining new leases are only ~6% of full year transactions

CHANGES IN SAME STORE RENTAL RATES[1]	Full Year 2017	1Q 2018	2Q 2018	QTD Mid Sept [2]	YTD Leases
RENEWALS	4.6%	4.9%	4.8%	4.2%	4.6%
NEW LEASES	0.6%	0.4%	1.9%	2.3%	1.8%
WT. AVG.	2.5%	2.7%	3.4%	3.3%	3.2%
AVERAGE DAILY OCCUPANCY ("ADO")	96.0%	96.3%	96.3%	96.2%	96.3%

UPDATED FULL YEAR 2018 GUIDANCE

2018 Same Store REVENUE growth	↑	to 3.0%	Equals the High End of prior 2.5-3.0% guidance range
2018 Same Store EXPENSE growth	↔	at 2.8%-3.4%	Same as prior range
2018 Same Store NOI growth	↑	to 2.9%-3.1%	Midpoint equals the High End of prior 2.2-3.0% guidance range
2018 Pro forma FFO per share	↑	to $2.41-2.49	Midpoint is $0.01/sh Higher than prior $2.40-2.48 range
2018 AFFO per share	↑	to $2.10-2.18	Midpoint is $0.01/sh Higher than prior $2.09-2.17 range

(1) Aimco measures changes in Same Store rental rates by comparing, on a lease-by-lease basis, the rate on a newly executed lease to the rate on the expiring lease for that same apartment. Newly executed leases are classified either as a new lease, where a vacant apartment is leased to a new customer, or as a renewal.

(2) QTD Mid-Sept leasing data is updated as of 9/24/2018, and is considered preliminary, actual results to be published with the 3Q 2018 Earnings Release may differ.

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EARLY LOOK AT 2019 BUILDING BLOCKS FOR 2019 SAME STORE REVENUE GROWTH • EARN-IN: 2018 leasing activity will contribute ~150 bps to 2019 Same Store revenue growth vs. 2017 leasing activity which contributed 120 bps to 2018 SS revenue growth. • AVERAGE DAILY OCCUPANCY: YTD 2018 ADO of 96.3% is 30 bps higher than the same time last year, likely providing a stronger jumping off point for 2019. • RENEWAL RATE GROWTH: Renewals are typically less volatile than new leases and over the last five years Aimco has achieved renewal lease growth between 4-6%. Renewals in 2019 are expected to be similar to prior years. • MARKET RATE GROWTH: Overall market rate growth in Aimco submarkets in 2019 is expected to be similar to 2018 according to third party forecasts.(1) (1) Source: Average of REIS and Axio data. 4

CAPITAL OPPORTUNITIES BALANCE SHEET CAPACITY FOR ADDITIONAL OPPORTUNISTIC TRANSACTIONS • Under-managed communities e.g. Bent Tree Apartments • OP unit transactions e.g. Philadelphia portfolio • Redevelopment of existing assets with high land value e.g. Park Towne Place and Parc Mosaic • Unique developments with limited entitlement and construction risk e.g. One Canal and Vivo • Capacity for share buybacks e.g. Aimco maintains an existing authorization for repurchase of up to 19.3M shares POTENTIAL FOR SIGNIFICANT REFINANCING ACTIVITIES • With $1.4B of debt maturities between 2019 and 2021 at a weighted average rate of 5.5%, 135 bps above current market pricing, Aimco has an opportunity for future interest savings • $125M of Class A perpetual preferred equity at a coupon of 6.875% is callable in May 2019 5

WHAT'S NEXT FOR REDEVELOPMENT?

REDEVELOPMENT PIPELINE

- Aimco plans future starts to backfill its redevelopment pipeline.
- In 2018, Aimco expects to spend $160M to $200M on redevelopment and development activities and is likely to accelerate spending on these activities in 2019.



DENVER
Meadow Creek
21 Fitzsimons
(Additional Phases)
MINNEAPOLIS
Calhoun Beach Club
(Expanded Scope)
CHICAGO
100 Forest Place
Elm Creek
(Expansion)
Yorktown Apartments
(Expansion)
BAY AREA
707 Leahy
Preserve At Marin
(Expansion)
NEW YORK CITY
East 88th & 2nd Ave
PHILADELPHIA
Chestnut Hall
GREATER LA
Villas at Park La Brea
HillCreste
SAN DIEGO
Mariner's Cove
GREATER WASHINGTON, DC
Foxchase
Shenandoah Crossing
Bent Tree
(New Acquisition)
MIAMI
Bay Parc
(Expanded Scope)
Flamingo South Beach
(Expanded Scope)
Yacht Club at Brickell

The menu shown above is representative of the communities whose redevelopment or development is being considered. Actual projects and their scope may differ materially from the above.

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AIMCO’S PORTFOLIO TRANSFORMATION • On July 25th, 2018, Aimco closed the $590 million sale of its Asset Management business and Hunters Point affordable communities, the capstone to a multi-year strategy to exit the affordable housing business and concentrate capital investment into high quality, market rate communities. • Since 2011, when Aimco first announced the planned exit of its Affordable and Asset Management lines of business, Aimco has sold $4.2B of properties and reinvested the majority of the proceeds into higher quality properties with greater expected rent growth and higher FCF IRRs, while also significantly reducing Total Net Leverage. • Over this time period… o Total Net Leverage: $1.8B o Average revenue per home: 2x (2Q18 = $2,090) o SS NOI margin expansion: >1000 bps (2Q18 = 73.8%) • Since 2011, NAV per share has more than DOUBLED to $54/sh(1) and Aimco’s quality of earnings has significantly improved with the contribution to earnings from core real estate operations increasing from approximately 55% to almost 90%.(2) • In 2019, Aimco will have no contribution to earnings from the Asset Management business and is unlikely to recognize any historic tax credit income so that Aimco expects core real estate operations and related items to contribute >95% of its earnings.(3) (1) Represents Aimco’s last published NAV at 3/31/2018. (2) Earnings outside of “core real estate operations” represents AFFO contribution from Low Income Housing Tax Credit (LIHTC) communities, Asset Management, and historic tax credits and other tax benefits. 7 (3) Aimco expects to receive $4 million in historic tax credits related to the construction at Park Towne Place in 2018, there are currently no projects in its pipeline generating historic tax credits in 2019.

HIGH QUALITY BALANCE SHEET Aimco limits risk through balance sheet structure, employing low leverage, primarily non-recourse and long-dated property debt, and builds financial flexibility by maintaining ample unused and available credit as well as a pool of properties with substantial value unencumbered by property debt. Unencumbered Pool Value: $ Billion GROWING2.0 TO $2.4-2.9B BY YE18 Investment Grade Credit Ratings Standard & Poor’s Ratings Services Fitch Ratings Refunding risk is lower than total leverage due to principal amortization paid from retained earnings, and because Aimco’s perpetual preferred equity is not subject to mandatory refunding. 8

WHY INVEST IN AIMCO? • Best-in-Class Operations: Driving lower resident turnover and higher revenue growth through intentional focus on customer selection and satisfaction. • Paired Trade Capital Allocation Discipline: Through acquisitions, redevelopment, and development, Aimco adheres to a disciplined capital allocation strategy via paired trades. • Over the past two years, even in a fully priced market, Aimco announced $1.4B of opportunistic acquisitions in which Aimco had a unique “advantage” that provided for value creation. o Indigo, Palazzo (reacquisition of 47% interest from JV partner), Bent Tree Apartments, and Philadelphia portfolio • Aimco invests up to 3% of its GAV annually in repositioning existing properties and constructing new ones, adding on average, $0.40 to Net Asset Value for every dollar invested in the last 5 years, and at FCF IRRs of ~10%. • Aimco funds these investments by selling properties with lower land value and growth prospects. • Geographically Diversified vs. Peers: Targeting 12 of the largest markets in the nation, including the only publicly traded apartment REIT with significant investments in Philadelphia and Chicago, and one of only two with investment in Miami. • Secure and Flexible Balance Sheet: Aimco is the only REIT in its peer group that uses primarily safe, non-recourse, property level financing. Aimco maintains an investment grade rating as confirmation of the safety of its balance sheet. 9

APPENDIX: GUIDANCE UPDATE

2018 Outlook ($ Amounts represent Aimco Share)	Full Year 2018	Prior Full Year 2018	Δ from Prior Guidance
Net Income per share	$4.26 to $4.34	$4.25 to $4.33	+$0.01 at the midpoint
Pro forma FFO per share	$2.41 to $2.49	$2.40 to $2.48	+$0.01 at the midpoint
AFFO per share	$2.10 to $2.18	$2.09 to $2.17	+$0.01 at the midpoint

Select Components of FFO			
Same Store Operating Measures			
Revenue change compared to prior year	3.00%	2.50% to 3.00%	+25 bps at the midpoint
Expense change compared to prior year	2.80% to 3.40%	2.80% to 3.40%	-
NOI change compared to prior year	2.90% to 3.10%	2.20% to 3.00%	+40 bps at the midpoint
Other Earnings			
Asset Management Contribution	$22M	$22M	-
Tax Benefits	$16M to $18M	$16M to $18M	-
Offsite Costs			
Property management expenses	$20M	$20M	-
General and administrative expenses	$44M	$44M	-
Total Offsite Costs	$64M	$64M	-
Capital Investments			
Redevelopment/Development	$160M to $200M	$160M to $200M	-
Capital Enhancements	$80M to $100M	$80M to $100M	-
Transactions			
Property Dispositions(1)	$825M	$825M	-
Property Acquisitions(2)	$468M	$468M to $551M	Removal of The Victor
Portfolio Quality			
Average revenue per apartment home	~$2,100	~$2,100	-
Balance Sheet			
Proportionate Debt to Adjusted EBITDA	~6.3x	~6.3x	-
Proportionate Debt and Preferred Equity to Adjusted EBITDA	~6.7x	~6.7x	-

(1) In addition to the $825M of already completed dispositions in 2018, Aimco currently has >$500M of assets exposed to the market for sale. There are no assurances that any of these sales will close in 2018.
(2) Aimco does not predict or guide to acquisitions. The reduction in 2018 acquisitions relates to the removal of the previously announced Camden, New Jersey community, which was conditioned upon the City of Camden's approval of the transfer of the existing PILOT tax agreement, no longer expected in 2018.

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FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2018 results, including but not limited to: Pro forma FFO and selected components thereof; AFFO; Aimco redevelopment and development investments and projected value creation from such investments; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Pursuant to its existing authority to repurchase up to 19.3M shares, the company may make repurchases from time to time in the open market or in privately negotiated transactions at the company’s discretion and in accordance with the requirements of the SEC. The timing and amount of repurchases, if at all, will depend on market pricing as well as other conditions. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2017, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, some of which are measures not defined under accounting principles generally accepted in the United States, or GAAP. These measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco’s Second Quarter 2018 Earnings Release dated August 2, 2018. 11